UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2025

THE SHERWIN-WILLIAMS COMPANY
(Exact Name of Registrant as Specified in Charter)

Ohio		1-04851	34-0526850
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

101 West Prospect Avenue
Cleveland,	Ohio		44115-1075
(Address of principal executive offices)			(Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, on August 8, 2025, The Sherwin-Williams Company (the “Company”) and Sherwin-Williams Luxembourg S.à r.l. (“SW Luxembourg”) entered into a 364-day senior unsecured delayed draw Term Loan Credit Agreement (the “DDTL Credit Agreement”) with the lenders party thereto and Citibank, N.A., as administrative agent. The DDTL Credit Agreement provided for (i) a $750 million US dollar-denominated senior unsecured delayed draw term loan tranche (the “USD DDTL Tranche”) with the Company, as borrower, and (ii) a €250 million Euro-denominated senior unsecured delayed draw term loan tranche (the “EUR DDTL Tranche”) with SW Luxembourg, as borrower.
On September 25, 2025, the Company borrowed $750 million under the USD DDTL Tranche and SW Luxembourg borrowed €250 million under the EUR DDTL Tranche to fund a portion of the Transaction (as defined below).
Item 8.01.    Other Events.
On October 1, 2025, Sherwin-Williams do Brasil Indústria e Comércio Ltda. (the “Purchaser”), a wholly owned subsidiary of the Company, consummated the previously announced transaction with BASF SE, acquiring Suvinil Coatings S.A. (formerly known as BASF Coatings S.A., the “Target Company”), BASF’s Brazilian architectural paints business, including the Suvinil and Glasu! brands, pursuant to an agreement, dated February 15, 2025 (the “Purchase Agreement”), among BASF S.A., a wholly owned subsidiary of BASF SE, the Purchaser, and the Target Company. Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, the Purchaser acquired all of the issued and outstanding equity interests in the Target Company (the “Transaction”) for a purchase price of $1.15 billion, subject to customary working capital and post-closing adjustments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

October 1, 2025	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Senior Vice President - Deputy General Counsel and Assistant Secretary